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                  KEMPER GATEWAY ADVISOR 2
                                                       FIRST ALLMERICA FINANCIAL
                                                          LIFE INSURANCE COMPANY
[LOGO]                                  440 LINCOLN STREET, WORCESTER, MA 01653
LONG-TERM INVESTING IN A SHORT-TERM WORLD
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1. OWNER(S)                Please Print Clearly
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First                       MI                               Last

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Street Address

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City                           State                        Zip

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Social Security/Tax I.D.               Date of Birth/Trust          /  / Male
      -      -                               /    /                 /  / Female
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Daytime Telephone
(     )
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JOINT OWNER   First            MI                             Last

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Social Security/Tax I.D.           Date of Birth                /  / Male
     -    -                          /   /                      /  / Female
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Daytime Telephone
(     )
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2. ANNUITANT(S)                                     Please Print Clearly
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First                                   MI                               Last

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Social Security/Tax I.D.              Date of Birth           /  /  Male
      -     -                             /   /               /  /  Female
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JOINT ANNUITANT   First             MI                                 Last

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Social Security/Tax I.D.             Date of Birth              /  / Male
      -     -                             /   /                 /  / Female
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3. BENEFICIARY (If beneficiary is a trust, provide date of trust)
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If there are Joint Owners, the survivor is always Primary Beneficiary.

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Primary Beneficiary                            Relationship to Owner

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Primary Beneficiary                            Relationship to Owner

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Contingent Beneficiary                         Relationship to Owner

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4. OPTIONAL RIDERS
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I/We elect:    /  /  Enhanced Death Benefit
               /  /  ---------------------------------
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5. TYPE OF PLAN TO BE ISSUED:
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/  / Nonqualified                                        /  /  IRA
/  / Nonqualified Def. Comp.                             /   /  Roth IRA
/  / SEP-IRA*

*Attach required additional forms. Existing Case # _______________

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6. INITIAL PAYMENT
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Initial Payment  $_______________________________________________
             ($10,000 minimum-Make check payable to Allmerica Financial.)

If IRA, Roth IRA or SEP-IRA application, this payment is a:

/ / Rollover/Conversion                /  / Trustee to Trustee Transfer
/ / Payment for Tax Year _____________
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7. ALLOCATION OF PAYMENTS
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Alger
_______% Balcd
_______% Lv AllCap
Dreyfus
_______% Midcp Stk
_______% Soc Rp Gro
Kemper
_______% Agg Gro
_______% Bl Chip
_______% Cont Val
_______% Glb BlChp
_______% Gov Sec
_______% Growth
_______% High Yld
_______% Horz 5
_______% Horz 10+
_______% Horz 20+
_______% Int'l
_______% Inv Grd Bd
_______% Money Mkt
_______% New Euro
_______% SC Grow
_______% SC Val
_______% Strgt Inc
_______% Tech Gro
_______% Total Ret
_______% Val+Gro
KVS (subadvised)
_______% Drm Fin (Dremin)
_______% Drm Hi (Dremin)
_______% Fc Lc Gro (Eagle)
_______% Gro & Inc. (Janus)
_______% Gro Opp (Janus)
_______% Index 500 (Bankers Trust)
Scudder VLIF
_______% 21st Cent Gro
_______% Cap Gro
_______% Glb Disc
_______% Gro&Inc
_______% Int'l
Warburg Pincus
_______% Em Mkts
 _______% Glb Pst Vtr Cp
You have 34 variable investment options. You may invest in up to 17 over the life of the contract.
Fixed Account
_______%Fxd Acct
Guarantee Period Accounts (GPA)
($1,000 minimum per Account)
_______% 12 Yr. Guarantee Period
_______% 13 Yr. Guarantee Period
_______% 14 Yr. Guarantee Period
_______% 15 Yr. Guarantee Period
_______% 06 Yr. Guarantee Period
_______% 17 Yr. Guarantee Period
_______% 18 Yr. Guarantee Period
_______% 19 Yr. Guarantee Period
_______% 10 Yr. Guarantee Period

          All allocations above must total 100%
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8. AUTOMATIC ACCOUNT REBALANCING (AAR)
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/ / I/We elect Automatic Account Rebalancing (AAR) among the above variable accounts every:

/  /  1 Mo.     /  /  2 Mos.    /  /  3 Mos.    /  /  6 Mos.   /  / 12 Mos.

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9. REPLACEMENT
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Will the proposed certificate replace or change any existing annuity or insurance policy?

/ / No / / Yes (If yes, list company name and policy number)

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10. DOLLAR COST AVERAGING
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(Not available with Automatic Account Rebalancing)
Please transfer $_____________ from (check one source account):
($100 minimum)
(Be sure you have allocated money to the Source Account in Section 7.) / / Fixed Account / / Government Securities / / Money Market
Every: / / 1 Mo.   / / 2 Mos.   / / 3 Mos.   / / 6 Mos.   / / 12 Months
To:
Alger
_______% Balcd
_______% Lv AllCap
Dreyfus
_______% Midcp Stk
_______% Soc Rp Gro
Kemper
_______% Agg Gro
_______% Bl Chip
_______% Cont Val
_______% Glb BlChp
_______% Gov Sec
_______% Growth
_______% High Yld
_______% Horz 5
_______% Horz 10+
_______% Horz 20+
_______% Int'l
_______% Inv Grd Bd
_______% Money Mkt
_______% New Euro
_______% SC Grow
_______% SC Val
_______% Strgt Inc
_______% Tech Gro
_______% Total Ret
_______% Val+Gro
KVS (subadvised)
_______% Drm Fin (Dremin)
_______% Drm Hi (Dremin)
_______% Fc Lc Gro (Eagle)
_______% Gro & Inc. (Janus)
_______% Gro Opp (Janus)
_______% Index 500 (Bankers Trust)
Scudder VLIF
_______% 21st Cent Gro
_______% Cap Gro
_______% Glb Disc
_______% Gro & Inc
_______% Int'l
Warburg Pincus
_______% Em Mkts
_______% Glb Pst Vtr Cp
DCA into the Fixed or Guarantee Period Account is not available.

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11. SYSTEMATIC WITHDRAWALS
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Please withdraw $ __________ starting 15 days after issue or
                ($100 minimum)

 _____/_____/_______, whichever is later, and then every:

/ / 1 Mo.         / / 2 Mos.      / / 3 Mos.         / / 6 Mos.    / /  12 Mos.
_________ % From _____________________________________________
_________ % From _____________________________________________
_________ % From _____________________________________________
_________ % From _____________________________________________
_________ % From _____________________________________________

PLEASE / / Do Not Withhold Federal Income Taxes

       / / Do Withhold at 10% or ______________ (% or $)


Systematic withdrawals are not available from the Guarantee Period Accounts. / / I wish to use Electronic Funds Transfer (Direct Deposit). / / I authorize the Company to correct electronically any / / overpayments or erroneous credits made to my account.

Attach a voided check.


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12. REMARKS
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13. SIGNATURES
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I/We represent to the best of my/our knowledge and belief that the statements made in this application are true and complete. I/We agree to all terms and conditions as shown on the front and back. It is indicated and agreed that the only statements which are to be construed as the basis of the certificate are those contained in this applica-tion.
I/We acknowledge receipt of a current prospectus describing the certificate applied for. If IRA, Roth, or SEP-IRA application, I/We have received a Disclosure Buyer's Guide. I/We understand that all payments and values based on the variable accounts may fluctuate and are not guaranteed as to dollar amounts.

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Signature of Owner          Signed at (City and State)         Date

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Signature of Joint Owner    Signed at (City and State)         Date


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15. REGISTERED REPRESENTATIVE / DEALER INFORMATION
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Does the certificate applied for replace an existing annuity or life insurance
policy?   / / Yes (attach replacement forms as required)   / / No I certify
that the information provided by the owner has been accurately recorded; a current prospectus was delivered; no written sales materials other than those approved by the Principal Office were used; and I have reasonable grounds to believe the purchase of the certificate applied for is suitable for the owner.


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Signature of Registered Representative     SSN#                   Telephone

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Printed Name of Registered Representative  B/D Client Acct. #

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Printed Name of Broker/Dealer

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Branch Office Street Address for Contract Delivery Telephone of Broker/Dealer



                                              SML-1512K NY (5/00)